CENTENNIAL GOVERNMENT TRUST

Supplement dated August 9, 2001 to the

Prospectus dated November 1, 2000

The prospectus is changed as follows:
1.	The first paragraph of the subsection entitled “Portfolio Managers” on page 9 should be deleted and replaced with the following:

Portfolio Managers. The portfolio managers of the Trust are the persons principally responsible for the day-to-day management of the Trust's portfolios. The portfolio manager of the Trust are Carol E. Wolf and Barry D. Weiss. Ms. Wolf has had this responsibility since November 1988 and Mr. Weiss, since August 2001. Ms. Wolf is a Senior Vice President of the Manager and Mr. Weiss is a Vice President, and each is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.
2.	The first sentence of the last paragraph under the heading “Shareholder Account Rules and Policies” on page 17 is revised by adding the words “and annual notice of the Trust’s privacy policy” after the phrase, “annual and semi-annual report.”

3.	The last sentence of the last paragraph under the heading “Shareholder Account Rules and Policies” on page 17 is revised to read as follows:

Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

4.	The first sentence under “How to Get More Information” on the last page of the prospectus is revised to read as follows:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Trust’s privacy policy and other information about the Trust or your account:

August 9, 2001 PS0170.007

CENTENNIAL GOVERNMENT TRUST

Supplement August 9, 2001 to the Statement of Additional Information dated November 1, 2000

The Statement of Additional Information is changed as follows:

1. The supplement dated June 5, 2001 is withdrawn. 2. The reference to Raymond J. Kalinowski on page 11 is deleted.
3.	Richard F. Grabish was appointed as Trustee on April 24, 2001 and his principal occupations and business affiliations during the past five years are added to page 11 as follows:

Richard F. Grabish*, Trustee, Age: 52. One North Jefferson Street, St. Louis, Missouri 63131 Senior Vice President, Assistant Director of Sales and Marketing since March 1997, and Manager of Private Client Services since June 1985 for A.G. Edwards & Sons, Inc. (broker/dealer and investment firm). Chairman and Chief Executive Officer of A.G. Edwards Trust Company since March 2001). Director of A.G. Edwards & Sons, Inc. since March 1988); formerly March 1987 President and Vice Chairman of A.G. Edwards Trust Company.
4.	Barry D. Weiss was appointed as Co-Portfolio Manager on August 9, 2001 and his principal occupations and business affiliations during the past five years are added to page 12 as follows:

Barry D. Weiss, Vice President and Portfolio Manager, Age: 37. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President (since June 2001) of OppenheimerFunds, Inc.; an officer and portfolio manager of other Oppenheimer funds; formerly Senior Credit Analyst of the Manager (February 2000 - June 2001); formerly Associate Director, Fitch IBCA Inc. (April 1998 - February 2000); formerly News Director, Fitch Investors Service (September 1996 - April 1998); formerly Senior Budget Analyst, City of New York, Office of Management & Budget (February 1990 - September 1996).

5. The following replaces the third paragraph under the section entitled "Other Performance Comparisons." on page 19:
From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. August 9, 2001 PX0170.005